UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04451

Legg Mason Special Investment Trust, Inc.

Name of Fund:

100 International Drive, Baltimore, MD 21202

Address of Principal Executive Offices:

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

Name and address of agent for service:

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

    or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: March 31

Date of reporting period: September 30, 2009

Item 1.	Report to Shareholders

Legg Mason Capital Management

Special Investment Trust, Inc.

Investment Commentary and Semi-Annual Report to Shareholders September 30, 2009

Contents

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Special Investment Trust, Inc. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

ii	Investment Commentary

Legg Mason Capital Management Special Investment Trust, Inc.

Total returns for the Fund for various periods ended September 30, 2009 are presented below, along with those of comparative indices:

		Average Annual Total Returns
	Six Months	One Year	Five Years	Ten Years	Since Inception
Without Sales Charges
Class A	75.57%	N/A	N/A	N/A	71.90%
Class C*	75.00%	15.08%	0.04%	4.43%	10.51%
Class R	75.14%	15.38%	N/A	N/A	–9.69%
Class FI*	75.39%	15.70%	0.73%	N/A	1.12%
Class I*	75.85%	16.29%	1.09%	5.53%	11.08%
S&P MidCap 400 IndexA	42.47%	–3.11%	4.53%	7.48%	12.43%
Lipper Mid-Cap Core Funds Category AverageB	41.97%	–3.73%	2.78%	5.65%	9.45%

With Sales Charges
Class A	65.43%	N/A	N/A	N/A	61.97%
Class C*	74.00%	14.08%	0.04%	4.43%	10.51%
Class R	75.14%	15.38%	N/A	N/A	–9.69%
Class FI*	75.39%	15.70%	0.73%	N/A	1.12%
Class I*	75.85%	16.29%	1.09%	5.53%	11.08%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Performance would have been lower if fees and expenses had not been reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Please note that Class A has been in existence for less than one year. Results for longer periods may differ, in some cases, substantially.

For performance data including the effects of sales charges, Class A shares reflect the deduction of a maximum initial sales charge of 5.75%, and Class C shares reflect the deduction of a contingent deferred sales charge of 1.00%, which applies if shares are redeemed within one year of purchase.

The inception dates of Classes A, C, R, FI and I are February 3, 2009, December 30, 1985, December 28, 2006, July 30, 2004 and December 1, 1994, respectively. The Index inception return is for the period beginning December 31, 1985. The Lipper inception return is for the period beginning

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	iii

December 31, 1985. All Index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The gross expense ratios for Classes A, C, R, FI and I were 1.14%, 1.82%, 1.47%, 1.21% and 0.79%, respectively, as indicated in the Fund’s most current prospectus dated August 1, 2009. These expenses include management fees, 12b-1 distribution and/or service fees and other expenses.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase. Prior to October 5, 2009, Class FI and Class I were known as the Financial Intermediary Class and the Institutional Class, respectively.

For the six months ended September 30, 2009, Class C shares of Legg Mason Capital Management Special Investment Trust, excluding sales charges, returned 75.00%. The Fund’s unmanaged benchmark, the S&P MidCap 400 Index, returned 42.47% for the same period. The Lipper Mid-Cap Core Funds Category Average returned 41.97% over the same time frame.

The stock market is made up of stories, and differences of opinions about those stories often are what drive the market. Benjamin Graham captured the power of stories more succinctly: “In the short run, the market is a voting machine but in the long run it is a weighing machine.” At Legg Mason Capital Management, we spend most of our time focused on the weighing machine, by constantly assessing the long-term intrinsic value of various investments. However, the opportunity to buy a stock well below intrinsic business value often arises because we disagree with a prevailing story. Thus, we do spend a fair amount of time evaluating the logical underpinnings of the major market narratives, determining which ones can be profitably exploited through the prism of valuation.

After the recent dramatic market events, which generated some truly incredible divergences between the prices of many stocks and our assessment of their underlying intrinsic values, I have been telling my own story about the power of market stories. I have been arguing that the power of stories to create gaps between price and value has increased dramatically. In fact, stories may be a key factor in recent asset bubbles and collapses.

I think the power of the voting machine has increased in recent years and will drive even greater discrepancies between price and value. When I started investing professionally almost two decades ago, stock prices were primarily influenced by long-term investors. This group typically prided itself on individual stock-picking abilities and paid less attention to macro themes. As a result, individual stock stories mattered a

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

iv	Investment Commentary

lot, and often these stories centered on valuation and the role of mean reversion. Legg Mason Capital Management’s own Bill Miller and Ernie Kiehne were two of the most celebrated in this group. Another prominent stock picker — Fidelity Peter Lynch — encouraged investors to “know what you own and own what you know,” implicitly saying know the “story.”

Today, prices are increasingly set by short-term event-driven and trading-oriented investors, as well as increasingly ubiquitous exchange-traded funds (“ETFs”). Both have dominated investor flows over the last several years. With the power of flows comes the power to set price, and identifying the dominant market narratives and getting the timing right quarter in and quarter out has driven success for this market cycle. Rather than promoting careful attention to value, all of this has led to stories gaining more power. It is pretty clear to me that most ETF buyers spend little, if any, time on the composition and valuations of the individual securities in a given ETF. While there may be a fundamental underpinning to a story-driven ETF investment, the stocks quickly escape that orbit as big price moves reinforce the narrative, causing yet bigger price moves as more people jump on. Over time, complexity gets washed away as dominant narratives coalesce around a few simple beliefs. Inevitably, though, the weighing machine of valuation reasserts itself, as stories impact fundamentals and prices mean-revert due to counteracting market forces, or simply collapse under the weight of greatly exaggerated expectations. However, in the interim, price can overshoot value in both directions significantly more than in prior periods, leaving many weighing machine proponents with their scales getting repossessed.

If true, this story about the power of stories has some important lessons for a long-term valuation manager like me.

First, price movements driven by stories increasingly beget bigger price movements. Investors already consider previously realized returns more than potential expected returns when making investment decisions. From the perspective of a story-driven world, price moves validate stories and leave investors even more confused between realized and expected returns. I think the increased power of narratives has raised the potential for price movements away from intrinsic value that are more extreme and last longer than many valuation managers would have historically expected, making markets more treacherous but potentially more profitable.

Second, as ETFs have allowed market participants to easily invest in a story, commodities have become an asset class and stocks and bonds have become increasingly commoditized. The commoditization process is driven by a diminished differentiation among individual securities across markets based on valuation and other security-specific factors. The result is that most assets, including long-term and illiquid assets, are now increasingly short-term funded and subject to the whims of price-driven market stories. Price-fed feedback loops around market narratives can reverse violently and unexpectedly, triggering a new feedback loop but in the opposite direction, creating short and sharp drawdowns.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	v

Mark Lapolla, of Sixth Man Research, has raised this potential risk for gold now that ETFs are the sixth largest aggregate holders of gold, having increasingly supplanted slow-moving central banks as the dominant factor in the market. What happens if the story around gold changes and the market tries to liquidate tens of billions of ETF gold holdings in short order? My guess is that not enough people respect the wisdom of that question, despite the violent and correlated price moves we have seen over the last year.

A third, and related, consideration is best captured by George Soros’ theory of reflexivity, which articulates the idea that “stock prices can influence underlying values” (The Alchemy of Finance, page 51). In a market environment where asset prices can be led to illogical extremes due to powerful narratives, it follows that a story-driven process could dramatically impact the actual underlying economic value of an asset due to reflexivity. This was certainly true during the recent financial crisis, as lower asset prices triggered collateral calls that beget more selling. This resulted in extremely dilutive capital raises for many financially leveraged companies, meaning the stories actually affected reality.

A final implication of the enhanced power of market narratives has been a shift in emphasis by investors to getting the macro or big picture right, as opposed to getting the “bottoms-up” fundamental details right. This was certainly the case during the recent financial crisis as investors who figured out the one big thing — such as whether home price declines were significant and posed systemic risks — were the clear winners. John Authers captured this construct extremely well in an article in The Financial Times (“Animal Instincts,” October 15, 2009) where he utilized Isaiah Berlin’s split of the intellectual world between hedgehogs and foxes. Hedgehogs understand one big thing, while foxes try to know many things and process complexity to their advantage. Authers argues that over the last decade hedgehogs have been the clear winners in the investment world, as a few big ideas spread across markets have led to outsized investment profits. I believe this has reinforced the power of market narratives as more and more investors are trying to emulate the currently successful hedgehogs. However, I also agree with Authers that the cycle will turn at some point and “foxes may be able to make a killing once again.”

The very power of stories is what could make Authers correct in calling a top for hedgehogs and a bottom for foxes. Narratives can increase the risk of unexpectedly large divergences away from intrinsic value, but this itself increases the potential return to valuation that is core to my investment strategy. In other words, I must navigate the risks of an even more erratic voting machine in the short to intermediate term, but if this risk is managed effectively, the potential returns from focusing on the long-term weighing machine have gone up. Because valuation itself is a story and as it accrues returns, it likely will be returned to ascendancy by the very forces that have set it aside for so long.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

vi	Investment Commentary

I believe the last twelve months of good relative and absolute Fund performance are a reflection of this. During the recent financial crisis, the market story that became dominant was what I call the “depression narrative.” Extremely smart people did very elaborate analyses about the inevitability of another depression, arguments that were strongly reinforced by violently declining asset prices. The confidence in the depression narrative grew to such a degree that credit markets were discounting more severe ultimate losses than the Great Depression, and many stocks were also clearly priced for a depression scenario. People were pricing into long-term assets the certainty of an extreme outcome, despite the fact that the future is ultimately always unknowable. Overconfidence in a depression outcome simplified my job, as I just had to focus on finding stocks that were both priced for a depression and could also survive a depression – at least in the aggregate. If I were approximately right on valuation, the Fund was very likely to do well in most future states of the world as the weighing machine ultimately reasserted itself.

Fortunately for all of us, even those poised to make money from decline, the incredibly aggressive global policy response has slowly restored confidence to the markets and it appears for now that a depression outcome was averted. This resulted in a very violent rally in stocks as the powerful depression argument that was priced into many assets had to be unwound, and the reflexive elements of the cycle reversed. Technically, as risk premiums collapsed, asset prices exploded as the discount rate applied to long-term cash flows declined materially. This is important, because many investors think the recent rally must be justified by a strong economic recovery when, in my view, much of the price recovery was simply justified by not actually having a depression.

Despite the recent rally, I still think equity valuations reflect very reasonable and, in some cases, still outright depressed, long-term embedded expectations. This is not surprising given that U.S. equities have endured a historically awful ten-year period and have been soundly beaten by the “risk-free” ten-year Treasury. As narratives go, everyone knows that the U.S. is an excessively debt leveraged, slow growth economy, and only a fool would be encouraged about the long-term outlook for U.S. stocks. This mindset, however, misses the key point that long-term equity returns are typically dictated by the level of valuations at the beginning of the measurement period. The previous ten years of historically awful equity returns, for example, followed record high U.S. equity valuations. These valuations reflected very high expectations for U.S. stock returns, because the realized returns had been fantastic over the previous ten years. We now have the opposite, and it has allowed me to populate the Fund with stocks that I believe should do well in many future outcomes of the world, including a period of slow long-term U.S. growth and consumer balance sheet repair, if that is what transpires. Low expectations are a wonderful tonic for active valuation managers.

Two areas where I continue to find ample value are the still somewhat controversial Financials sector and the increasingly embraced Information Technology (“IT”) sector.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	vii

Collectively, these two sectors were almost half of Fund assets at the end of the third calendar quarter, so I will provide a brief update on my thoughts.

I believe many Financials are, by far, the cheapest cyclical stocks in the market on any assessment of normalized earnings power and potential returns on equity. This is not altogether surprising given that many Financials stocks reflected imminent bankruptcy and financial system collapse just over six months ago. This incredibly extreme and recent event has kept the depression narrative alive for many investors, which has kept Financials stock expectations extremely low. These low expectations, however, seem to ignore the aggressive capital raises and balance sheet risk reduction that many Financials have been able to reflexively execute on as the capital markets reopened. This has allowed me to find Financials that we believe will survive with their franchises intact and the potential to earn attractive returns that reflect a risk averse and rapidly consolidating industry environment. Despite the materially lowered risk and a cyclical rebound in potential return opportunities, the Fund’s Financials stock holdings are still valued well below cyclically depressed book values in aggregate. Essentially, I am still paying nothing for long-term franchise value or any future return on equity scenarios that are not materially depressed. As credit costs likely peak over the next several quarters, I think Financials valuations could improve materially, driving tidy returns for shareholders.

The IT sector also reflects unusually low expectations for U.S. stocks and, I think, is emblematic of how cheap many high-quality U.S. growth names have gotten over the ten-year U.S. stock bear market. In general, IT companies generate ample free cash flow, earn attractive returns on capital, enjoy cash-rich balance sheets with minimal pension obligations and have been protecting these inherently attractive economics with conservative capital spending plans. Despite these extremely attractive fundamental attributes, the Fund’s IT stock holdings are priced with free cash flow yields in the high-single digits in aggregate, a valuation level that suggests I am paying little to no premium for what I believe is long-term growth potential or enduring business quality. The Fund’s IT holdings actually have very attractive growth potential as many of these companies have continued to innovate, penetrate new markets and source much of their revenues from faster growing overseas markets. It is also material that although U.S. consumer discretionary spending is likely due for a breather, business discretionary spending has been unusually subdued and business capital spending is a key driver of IT sales. One of my long-time investment strategies has been to buy quality and growth when no one wants it. Right now I believe that is true in spades for many parts of the U.S. market.

At the end of the quarter, using traditional valuation metrics, the Fund’s holdings were valued in line or below those of the relevant mid-cap indices, but with better expected long-term growth potential. The Fund’s holdings also had an average weighted free cash flow yield well above 5%, which is cheaper than the market. I think this has positioned the Fund favorably for most long-term market outcomes, which fits with my goal of using a valuation strategy to be approximately right over time.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

viii	Investment Commentary

The ever present challenge is to constantly learn and evolve with a market whose relevant narratives also constantly shift and evolve over time. Through it all, the goal remains to continually improve my ability to maximize the Fund’s long-term returns with a valuation strategy that always emphasizes the weighing machine over the short-term vagaries of the voting machine.

Samuel M. Peters, CFA

October 26, 2009

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	ix

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2009 were: Financials (29.0%), Information Technology (20.1%), Health Care (13.2%), Industrials (11.9%) and Consumer Discretionary (9.8%). The Fund’s portfolio composition is subject to change at any time.

Investment risks: All investments are subject to risk, including the loss of principal. Past performance is no guarantee of future results. The Fund may use leverage, which may increase volatility and the possibility of loss. Investments in small-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. High-yield bonds involve greater credit and liquidity risk than investment grade bonds.

The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued. Please see the Fund’s prospectus for more information on these and other risks.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Capital Management Special Investment Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Capital Management Special Investment Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness. Predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Please note that an investor cannot invest directly in an index.

A	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

B

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Mid-Cap Core Funds Category Average is comprised of the Fund’s peer group of mutual funds.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Semi-Annual Report to Shareholders

Legg Mason Capital Management

Special Investment Trust, Inc.

September 30, 2009

Semi-Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Capital Management Special Investment Trust’s semi-annual report for the six months ended September 30, 2009.

Total returns, excluding sales charges, for the six-month period ended September 30, 2009 were:

Total Returns (unaudited) 6 Months
Class A	75.57%
Class C*	75.00%
Class R	75.14%
Class FI*	75.39%
Class I*	75.85%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance would have been lower if fees and expenses had not been reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase. Prior to October 5, 2009, Class FI and Class I were known as the Financial Intermediary Class and the Institutional Class, respectively.

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

2	Semi-Annual Report to Shareholders

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

Many Class A and Class C shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,
Mark R. Fetting Chairman	David Odenath President

October 23, 2009

Semi-Annual Report to Shareholders	3

Expense Example (Unaudited)

Legg Mason Capital Management Special Investment Trust, Inc.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sale charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2009 and held through September 30, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009. The ending values assume dividends were reinvested at the time they were paid.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the second line for each class of the table is useful in

4	Semi-Annual Report to Shareholders

Expense Example (Unaudited) — Continued

comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During the Period[1] 4/1/09-9/30/09
Class A:
Actual	$1,000.00	$1,755.70	$7.25
Hypothetical (5% return before expenses)	1,000.00	1,019.80	5.32
Class C:
Actual	$1,000.00	$1,750.00	$12.20
Hypothetical (5% return before expenses)	1,000.00	1,016.19	8.95
Class R:
Actual	$1,000.00	$1,751.40	$10.07
Hypothetical (5% return before expenses)	1,000.00	1,017.75	7.38
Class FI2:
Actual	$1,000.00	$1,753.90	$8.56
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.28
Class I2:
Actual	$1,000.00	$1,758.50	$5.05
Hypothetical (5% return before expenses)	1,000.00	1,021.41	3.70

[1]

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.05%,1.77%,1.46%,1.24% and 0.73% for Class A, Class C, Class R, Class FI and Class I shares, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal period (183) and divided by 365.

[2]	Effective October 5, 2009, Financial Intermediary Class shares and Institutional Class shares were renamed Class FI and Class I shares, respectively.

Semi-Annual Report to Shareholders	5

Performance Information (Unaudited)

Fund Performance

Average Annual Total Returns[1]
	Without Sales Charges[2]
	Class A		Class C		Class R		Class FI3		Class I3
Six Months Ended 9/30/09	75.57	%†	75.00	%†	75.14	%†	75.39	%†	75.85	%†
Twelve Months Ended 9/30/09	N/A		15.08		15.38		15.70		16.29
Five Years Ended 9/30/09	N/A		0.04		N/A		0.73		1.09
Ten Years Ended 9/30/09	N/A		4.43		N/A		N/A		5.53
Inception* through 9/30/09	71.90	†	10.51		–9.69		1.12		11.08

	With Sales Charges[4]
	Class A		Class C		Class R		Class FI3		Class I3
Six Months Ended 9/30/09	65.43	%†	74.00	%†	75.14	%†	75.39	%†	75.85	%†
Twelve Months Ended 9/30/09	N/A		14.08		15.38		15.70		16.29
Five Years Ended 9/30/09	N/A		0.04		N/A		0.73		1.09
Ten Years Ended 9/30/09	N/A		4.43		N/A		N/A		5.53
Inception* through 9/30/09	61.97	†	10.51		–9.69		1.12		11.08

Cumulative Total Returns[1]
Without Sales Charges[2]
Class A (Inception date of 2/3/09 through 9/30/09)	71.90%
Class C (9/30/99 through 9/30/09)	54.32
Class R (Inception date of 12/28/06 through 9/30/09)	–24.49
Class FI3 (Inception date of 7/30/04 through 9/30/09)	5.92
Class I3 (9/30/99 through 9/30/09)	71.34

†	Not annualized.

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. On February 1, 2009, Class C shares began to charge a CDSC for shares bought by investors on and after that date and redeemed within one year of purchase.

[3]	Effective October 5, 2009, Financial Intermediary Class shares and Institutional Class shares were renamed Class FI and Class I shares, respectively.

[4]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, Class C, Class R, Class FI and Class I shares are February 3, 2009, December 30, 1985, December 28, 2006, July 30, 2004 and December 1, 1994, respectively.

6	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Legg Mason Capital Management Special Investment Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to those of the S&P MidCap 400 Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Class A and Class C shares and an initial $1,000,000 investment in each of Class R, Class FI1 and Class I1 shares for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume the reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

[1]	Effective October 5, 2009, Financial Intermediary Class shares and Institutional Class shares were renamed Class FI and Class I shares, respectively.

Semi-Annual Report to Shareholders	7

Growth of a $10,000 Investment — Class A Shares

Hypothetical illustration of $10,000 invested in Class A shares on February 3, 2009 (commencement of operations), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $10,000 Investment — Class C Shares

Hypothetical illustration of $10,000 invested in Class C shares on September 30, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report to Shareholders	9

Growth of a $1,000,000 Investment — Class R Shares

Hypothetical illustration of $1,000,000 invested in Class R shares on December 28, 2006 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $1,000,000 Investment — Class FI1 Shares

Hypothetical illustration of $1,000,000 invested in Class FI shares on July 30, 2004 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	Effective October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

Semi-Annual Report to Shareholders	11

Growth of a $1,000,000 Investment — Class I1 Shares

Hypothetical illustration of $1,000,000 invested in Class I shares on September 30, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

12	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Portfolio Composition (as of September 30, 2009)1

(As a percentage of the portfolio)

Top 10 Holdings (As of September 30, 2009)1

Security	% of Net Assets
Assured Guaranty Ltd.	4.7%
Continental Airlines Inc., Class B Shares	3.2%
Red Hat Inc.	3.1%
eBay Inc.	2.8%
Lennar Corp.	2.7%
Micron Technology Inc.	2.4%
International Game Technology	2.4%
Prudential Financial Inc.	2.4%
Nalco Holding Co.	2.4%
Kennametal Inc.	2.3%

[1]	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Semi-Annual Report to Shareholders	13

Selected Portfolio Performance2

Strongest performers for the six months ended September 30, 2009
1.	Human Genome Sciences Inc.*	2,167.5%
2.	Genworth Financial Inc.	528.9%
3.	Radian Group Inc.*	482.0%
4.	KKR Financial Holdings LLC	425.0%
5.	XL Capital Ltd.	224.4%
6.	Trina Solar Ltd. — ADR*	208.7%
7.	Capital One Financial Corp.*	192.9%
8.	Assured Guaranty Ltd.	188.5%
9.	Expedia Inc.	163.8%
10.	Prudential Financial Inc.	162.4%

Weakest performers for the six months ended September 30, 2009
1.	Alkermes Inc.	–24.2%
2.	KeyCorp*	–17.1%
3.	Quanta Services Inc.	3.2%
4.	Sprint Nextel Corp.	10.6%
5.	Copart Inc.	12.0%
6.	Paychex Inc.	15.8%
7.	WellPoint Inc.	24.7%
8.	Allied World Assurance Co. Holdings Ltd.*	27.2%
9.	Stryker Corp.*	33.5%
10.	Take-Two Interactive Software Inc.	34.3%

[2]	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

*	Securities not held for the entire period.

14	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Portfolio Changes

New positions established during the six months ended September 30, 2009	Positions completely sold during the six months ended September 30, 2009
Allied World Assurance Co. Holdings Ltd.	Analog Devices Inc.
Capital One Financial Corp.	Affymetrix Inc.
Chesapeake Energy Corp.	Career Education Corp.
Delta Air Lines Inc.	Chimera Investment Corp.
Human Genome Sciences Inc.	Corporate Executive Board Co.
Kennametal Inc.	Heckmann Corp.
KeyCorp	Lenovo Group Ltd.
Micron Technology Inc.	Marvell Technology Group Ltd.
MICROS Systems Inc.	Max Capital Group Ltd.
OpenTable Inc.	Mercadolibre Inc.
Pennymac Mortgage Investment Trust	MetLife Inc.
Penson Worldwide Inc.	PetroHawk Energy Corp.
Radian Group Inc.	SLM Corp.
Snap-On Inc.	Hartford Financial Services Group Inc.
Stryker Corp.	UAL Corp.
SunTrust Banks Inc.	Waters Corp.
SVB Financial Group
Trina Solar Ltd. — ADR
United States Steel Corp.
Western Alliance Bancorp

Semi-Annual Report to Shareholders	15

Portfolio of Investments

Legg Mason Capital Management Special Investment Trust, Inc.

September 30, 2009 (Unaudited)

	Shares/Par	Value

Common Stocks and Equity Interests — 98.0%

Consumer Discretionary — 9.8%
Automobiles — 1.3%
Harley-Davidson Inc.	700,000	$16,100,000

Hotels, Restaurants and Leisure — 2.4%
International Game Technology	1,400,000	30,072,000

Household Durables — 2.8%
Lennar Corp.	2,400,000	34,200,000

Internet and Catalog Retail — 1.7%
Expedia Inc.	900,000	21,555,000	A

Multiline Retail — 1.6%
J.C. Penney Co. Inc.	600,000	20,250,000

Consumer Staples — 1.4%
Food Products — 1.4%
Marine Harvest	24,000,000	17,430,585	A

Energy — 5.4%
Energy Equipment and Services — 1.9%
Exterran Holdings Inc.	1,000,000	23,740,000	A

Oil, Gas and Consumable Fuels — 3.5%
Chesapeake Energy Corp.	750,000	21,300,000
Cimarex Energy Co.	500,000	21,660,000

		42,960,000

Financials — 28.8%
Capital Markets — 3.8%
Fortress Investment Group LLC	4,500,000	23,400,000	A
Penson Worldwide Inc.	1,000,000	9,740,000	A
SEI Investments Co.	700,000	13,776,000

		46,916,000

Commercial Banks — 4.2%
KeyCorp	1,100,000	7,150,000
SunTrust Banks Inc.	1,000,000	22,550,000

16	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Capital Management Special Investment Trust, Inc. — Continued

	Shares/Par	Value

Financials — Continued
Commercial Banks — Continued
SVB Financial Group	300,000	$12,981,000	A
Western Alliance Bancorp	1,450,000	9,149,500	A

		51,830,500

Consumer Finance — 1.4%
Capital One Financial Corp.	500,000	17,865,000

Diversified Financial Services — 1.9%
KKR Financial Holdings LLC	5,100,000	23,562,000	A

Insurance — 12.4%
Allied World Assurance Co. Holdings Ltd.	400,000	19,172,000
Assured Guaranty Ltd.	3,000,000	58,260,000
Genworth Financial Inc.	2,000,000	23,900,000
Prudential Financial Inc.	600,000	29,946,000
Syncora Holdings Ltd.	4,202,041	2,016,980	A,B
XL Capital Ltd.	1,200,000	20,952,000

		154,246,980

Real Estate Investment Trusts (REITs) — 3.4%
Hatteras Financial Corp.	800,000	23,984,000
Pennymac Mortgage Investment Trust	950,000	18,914,500	A,B

		42,898,500

Thrifts and Mortgage Finance — 1.7%
Radian Group Inc.	2,000,000	21,160,000

Health Care — 11.8%
Biotechnology — 4.3%
Alkermes Inc.	2,000,000	18,380,000	A
Human Genome Sciences Inc.	1,050,000	19,761,000	A
United Therapeutics Corp.	300,000	14,697,000	A

		52,838,000

Health Care Equipment and Supplies — 5.6%
Mindray Medical International Ltd. — ADR	725,000	23,664,000
Stryker Corp.	550,000	24,986,500

Semi-Annual Report to Shareholders	17

	Shares/Par	Value

Health Care — Continued
Health Care Equipment and Supplies — Continued
Zimmer Holdings Inc.	400,000	$21,380,000	A

		70,030,500

Health Care Providers and Services — 1.9%
WellPoint Inc.	500,000	23,680,000	A

Industrials — 11.9%
Airlines — 4.5%
Continental Airlines Inc., Class B Shares	2,443,800	40,176,072	A
Delta Air Lines Inc.	1,800,000	16,128,000	A

		56,304,072

Commercial Services and Supplies — 1.6%
Copart Inc.	600,000	19,926,000	A

Construction and Engineering — 1.2%
Quanta Services Inc.	700,000	15,491,000	A

Electrical Equipment — 1.3%
Trina Solar Ltd. — ADR	500,000	16,085,000	A

Machinery — 3.3%
Kennametal Inc.	1,150,000	28,301,500
Snap-On Inc.	350,000	12,166,000

		40,467,500

Information Technology — 20.1%
Internet Software and Services — 6.0%
DealerTrack Holdings Inc.	950,000	17,964,500	A
eBay Inc.	1,500,000	35,415,000	A
OpenTable Inc.	39,656	1,092,919	A
Rackspace Hosting Inc.	1,200,000	20,472,000	A

		74,944,419

IT Services — 3.7%
Euronet Worldwide Inc.	800,000	19,224,000	A
Paychex Inc.	900,000	26,145,001

		45,369,001

18	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Capital Management Special Investment Trust, Inc. — Continued

	Shares/Par	Value
Semiconductors and Semiconductor Equipment — 4.2%
Micron Technology Inc.	3,700,000	$30,340,000	A
National Semiconductor Corp.	1,500,000	21,405,000

		51,745,000

Software — 6.2%
MICROS Systems Inc.	400,000	12,076,000	A
Red Hat Inc.	1,400,000	38,696,000	A
Take-Two Interactive Software Inc.	2,400,000	26,904,000	A

		77,676,000

Materials — 3.8%
Chemicals — 2.4%
Nalco Holding Co.	1,450,000	29,710,500

Metals and Mining — 1.4%
United States Steel Corp.	400,000	17,748,000

Telecommunication Services — 2.9%
Wireless Telecommunication Services — 2.9%
NII Holdings Inc.	750,000	22,485,000	A
Sprint Nextel Corp.	3,500,000	13,825,000	A

		36,310,000

Utilities — 2.1%
Independent Power Producers and Energy Traders — 2.1%
Calpine Corp.	2,200,000	25,344,000	A

Total Common Stocks and Equity Interests (Cost — $912,579,819)		1,218,455,557

Semi-Annual Report to Shareholders	19

	Rate	Maturity Date	Shares/Par	Value

Corporate Bonds and Notes — 0.2%

Financials — 0.2%
Thrifts and Mortgage Finance — 0.2%
Downey Financial Corp.	6.500%	7/1/14	$44,100,000	$2,866,500	C

Total Corporate Bonds and Notes (Cost — $32,524,290)				2,866,500
Preferred Stocks — 1.4%

Health Care — 1.4%
Biotechnology — 0.8%
BG Medicine Inc.			1,538,462	10,000,003	B,D,E

Health Care Equipment and Supplies — 0.6%
Super Dimension Ltd., Series D-1			256,650	3,849,750	B,D,E
Super Dimension Ltd., Series D-2			209,986	3,149,790	B,D,E

				6,999,540

Total Preferred Stocks (Cost — $20,000,012)				16,999,543
Repurchase Agreements — 0.6%
Bank of America 0.01%, dated 9/30/09, to be repurchased at $3,810,936 on 10/1/09 (Collateral: $3,695,000 Federal Home Loan Bank Bonds, 5.648%, due 11/27/37, value $3,963,986)			$3,810,935	3,810,935
JPMorgan Chase & Co. 0.01%, dated 9/30/09, to be repurchased at $3,810,936 on 10/1/09 (Collateral: $3,430,000 Federal Home Loan Bank Bonds, 5.375% due 6/10/16, value $3,899,785)			3,810,935	3,810,935

Total Repurchase Agreements (Cost — $7,621,870)				7,621,870
Total Investments — 100.2% (Cost — $972,725,991)F				1,245,943,470
Other Assets Less Liabilities — (0.2)%				(2,017,620)

Net Assets — 100.0%				$1,243,925,850

20	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Capital Management Special Investment Trust, Inc. — Continued

A	Non-income producing.

B

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 2009, the total market value of Affiliated Companies was $37,931,023, and the cost was $48,913,020.

C	Bond is currently in default.

D	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

E	Illiquid security. At September 30, 2009, the value of these securities amounted to $16,999,543 or 1.4% of net assets.

F

Aggregate cost for federal income tax purposes is substantially the same as book cost. At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$366,877,993
Gross unrealized depreciation	(93,660,514)

Net unrealized appreciation	$273,217,479

ADR — American Depositary Receipt

See notes to financial statements.

Semi-Annual Report to Shareholders	21

Statement of Assets and Liabilities

Legg Mason Capital Management Special Investment Trust, Inc.

September 30, 2009 (Unaudited)

Assets:
Investment securities at value:
Affiliated companies (Cost – $48,913,020)		$37,931,023
Non-affiliated companies (Cost – $916,191,101)		1,200,390,577
Short-term securities at value (Cost – $7,621,870)		7,621,870
Receivable for fund shares sold		2,072,501
Receivable for securities sold		1,496,734
Dividends and interest receivable		1,307,002

Total assets		1,250,819,707
Liabilities:
Payable for fund shares repurchased	$3,669,413
Payable for securities purchased	1,180,494
Accrued distribution and service fees	828,702
Accrued management fee	697,745
Accrued expenses	517,503

Total liabilities		6,893,857

Net Assets		$1,243,925,850

Net assets consist of:
Accumulated paid-in-capital		$1,465,800,570
Accumulated net investment loss		(263,241)
Accumulated net realized loss on investments and foreign currency transactions		(494,828,958)
Unrealized appreciation of investments		273,217,479

Net Assets		$1,243,925,850

Net Asset Value Per Share:
Class A (and redemption price) (1,637,462 shares outstanding)		$25.51
Class CA (39,252,805 shares outstanding)		$25.41
Class R (and redemption price) (480,110 shares outstanding)		$32.19
Class FIB (and redemption price) (400,387 shares outstanding)		$32.43
Class IC (and redemption price) (5,325,544 shares outstanding)		$33.13
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)		$27.07

A	Redemption price per share is NAV of Class C shares reduced by 1.00% CDSC, if shares are redeemed within one year from purchase payment.

B	Effective October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

C	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

See notes to financial statements.

22	Semi-Annual Report to Shareholders

Statement of Operations

Legg Mason Capital Management Special Investment Trust, Inc.

For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends	$7,584,335
Interest	215,322
Less: Foreign taxes withheld	(29,000)

Total income		$7,770,657
Expenses:
Management fees (Note 3)	$3,548,232
Distribution and service fees (Notes 3 and 5)	4,217,865
Audit and legal fees	53,703
Custodian fees	13,482
Directors’ fees and expenses	5,567
Registration fees	40,464
Shareholder reports expenses (Note 5)	44,010
Transfer agent and shareholder servicing expenses (Note 5)	245,024
Other expenses	8,753

	8,177,100
Less: Expenses reimbursed (Notes 3 and 5)	(32,464)

Net expenses		8,144,636

Net Investment Loss		(373,979)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on:
Investments	(42,583,824)
Foreign currency transactions	(33,282)

		(42,617,106)
Change in unrealized appreciation/(depreciation) of:
Investments	589,245,070
Foreign currency translations	19

		589,245,089

Net Realized and Unrealized Gain on Investments		546,627,983
Change in Net Assets Resulting From Operations		$546,254,004

See notes to financial statements.

Semi-Annual Report to Shareholders	23

Statement of Changes in Net Assets

Legg Mason Capital Management Special Investment Trust, Inc.

	For the Six Months Ended 09/30/09	For the Year Ended 03/31/09
	(Unaudited)
Change in Net Assets:
Net investment income (loss)	$(373,979)	$545,449
Net realized loss	(42,617,106)	(451,565,104)
Change in unrealized appreciation/(depreciation)	589,245,089	(183,703,269)
Change in net assets resulting from operations	546,254,004	(634,722,924)
Change in net assets from fund share transactions:
Class A	(761,005)	25,173,685	A
Class C	(58,398,063)	(576,017,747)
Class R	(1,043,458)	(972,528)
Class FIB	288,307	(12,058,968)
Class IC	12,131,819	(34,066,902)
Change in net assets	498,471,604	(1,232,665,384)
Net Assets:
Beginning of period	745,454,246	1,978,119,630
End of period	$1,243,925,850	$745,454,246
Accumulated net investment loss and undistributed net investment income, respectively	$(263,241)	$110,738

A	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

B	Effective October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

C	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

See notes to financial statements.

24	Semi-Annual Report to Shareholders

Financial Highlights

Legg Mason Capital Management Special Investment Trust, Inc.

For a share of each class of capital stock outstanding:

Class A:

	Six Months Ended September 30,	Period Ended March 31,
	2009	2009A
	(Unaudited)
Net asset value, beginning of period	$14.53	$14.84
Investment operations:
Net investment incomeB	.05	.01
Net realized and unrealized gain/(loss)	10.93	(.32)
Total from investment operations	10.98	(.31)
Net asset value, end of period	$25.51	$14.53
Total returnC	75.57%	(2.09)%
Ratios to Average Net Assets:E
Total expensesD	1.06%	1.14%
Expenses net of expense reimbursements, if anyD	1.05%	1.13%
Expenses net of all reductionsD	1.05%	1.13%
Net investment income	.48%	.43%
Supplemental Data:
Portfolio turnover rate	32.4%	77.9%
Net assets, end of period (in thousands)	$41,768	$24,329

A	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of sales charges, may reflect compensating balance credits and/or expense reimbursements. In the absence of compensating balance credits and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any expense reimbursements and/or compensating balance credits. Expenses net of expense reimbursements reflects total expenses before compensating balance credits but net of any expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

Semi-Annual Report to Shareholders	25

For a share of each class of capital stock outstanding:

Class CA:

	Six Months Ended September 30, 2009		Years Ended March 31,
			2009		2008		2007		2006	2005
	(Unaudited)
Net asset value, beginning of period	$14.52		$25.03		$40.81		$47.78		$43.93	$46.06
Investment operations:
Net investment loss	(.02	)B	(.02	)B	(.37	)B	(.54	)B	(.61)	(.60)
Net realized and unrealized gain/(loss)	10.91		(10.49)		(10.18)		2.25		10.23	2.16
Total from investment operations	10.89		(10.51)		(10.55)		1.71		9.62	1.56
Distributions from:
Net realized gain on investments	—		—		(5.23)		(8.68)		(5.77)	(3.69)
Total distributions	—		—		(5.23)		(8.68)		(5.77)	(3.69)
Net asset value, end of period	$25.41		$14.52		$25.03		$40.81		$47.78	$43.93
Total returnC	75.00%		(41.99)%		(29.38)%		5.49%		22.79%	3.23%
Ratios to Average Net Assets:
Total expensesD	1.78	%E	1.82%		1.77%		1.78%		1.76%	1.76%
Expenses net of expense reimbursements, if anyD	1.77	%E	1.81%		1.76%		1.78%		1.76%	1.76%
Expenses net of all reductionsD	1.77	%E	1.81%		1.76%		1.77%		1.76%	1.76%
Net investment loss	(.24	)%E	(.09)%		(1.00)%		(1.31)%		(1.39)%	(1.37)%
Supplemental Data:
Portfolio turnover rate	32.4%		77.9%		51.3%		36.4%		37.9%	17.7%
Net assets, end of period (in thousands)	$997,270		$611,440		$1,735,036		$3,372,771		$3,800,486	$3,366,869

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of CDSC, may reflect compensating balance credits and/or expense reimbursements. In the absence of compensating balance credits and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any expense reimbursements and/or compensating balance credits. Expenses net of expense reimbursements reflects total expenses before compensating balance credits but net of any expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

26	Semi-Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Capital Management Special Investment Trust, Inc.

For a share of each class of capital stock outstanding:

Class R:

	Six Months Ended September 30, 2009		Years Ended March 31,
			2009	2008	2007A
	(Unaudited)
Net asset value, beginning of period	$18.38		$31.57	$49.86	$47.76
Investment operations:
Net investment income/(loss)B	.01		.08	(.12)	(.10)
Net realized and unrealized gain/(loss)	13.80		(13.27)	(12.94)	2.20
Total from investment operations	13.81		(13.19)	(13.06)	2.10
Distributions from:
Net realized gain on investments	—		—	(5.23)	—
Total distributions	—		—	(5.23)	—
Net asset value, end of period	$32.19		$18.38	$31.57	$49.86
Total returnC	75.14%		(41.78)%	(29.07)%	4.40%
Ratios to Average Net Assets:
Total expensesD	1.46	%E	1.47%	1.36%	10.37	%E
Expenses net of expense reimbursements, if anyD	1.46	%E	1.46%	1.35%	1.22	%E
Expenses net of all reductionsD	1.46	%E	1.46%	1.35%	1.22	%E
Net investment income (loss)	.05	%E	.29%	(.29)%	(.91	)%E
Supplemental Data:
Portfolio turnover rate	32.4%		77.9%	51.3%	36.4%
Net assets, end of period (in thousands)	$15,455		$9,242	$17,296	$520

A	For the period December 28, 2006 (commencement of operations) to March 31, 2007.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits and/or expense reimbursements. In the absence of compensating balance credits and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any expense reimbursements and/or compensating balance credits. Expenses net of expense reimbursements reflects total expenses before compensating balance credits but net of any expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

Semi-Annual Report to Shareholders	27

For a share of each class of capital stock outstanding:

Class FIA:

	Six Months Ended September 30, 2009		Years Ended March 31,
			2009		2008		2007		2006	2005B
	(Unaudited)
Net asset value, beginning of period	$18.49		$31.68		$49.88		$55.99		$50.25	$48.25
Investment operations:
Net investment income/(loss)	.04	C	.14	C	(.13	)C	(.27	)C	(.28)	(.21)
Net realized and unrealized gain/(loss)	13.90		(13.33)		(12.84)		2.84		11.79	5.40
Total from investment operations	13.94		(13.19)		(12.97)		2.57		11.51	5.19
Distributions from:
Net realized gain on investments	—		—		(5.23)		(8.68)		(5.77)	(3.19)
Total distributions	—		—		(5.23)		(8.68)		(5.77)	(3.19)
Net asset value, end of period	$32.43		$18.49		$31.68		$49.88		$55.99	$50.25
Total returnD	75.39%		(41.63)%		(28.87)%		6.28%		23.75%	10.59%
Ratios to Average Net Assets:
Total expensesE	1.25	%F	1.21%		1.04%		1.01%		.99%	1.05	%F
Expenses net of expense reimbursements, if anyE	1.24	%F	1.20%		1.03%		1.00%		.99%	1.05	%F
Expenses net of all reductionsE	1.24	%F	1.20%		1.03%		1.00%		.99%	1.05	%F
Net investment income (loss)	.30	%F	.49%		(.28)%		(.54)%		(.62)%	(.66	)%F
Supplemental Data:
Portfolio turnover rate	32.4%		77.9%		51.3%		36.4%		37.9%	17.7%
Net assets, end of period (in thousands)	$12,983		$7,193		$25,924		$64,892		$76,619	$16,987

A	Effective October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

B	For the period July 30, 2004 (commencement of operations) to March 31, 2005.

C	Computed using average daily shares outstanding.

D

Performance figures may reflect compensating balance credits and/or expense reimbursements. In the absence of compensating balance credits and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any expense reimbursements and/or compensating balance credits. Expenses net of expense reimbursements reflects total expenses before compensating balance credits but net of any expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits and/or expense reimbursements.

F	Annualized.

See notes to financial statements.

28	Semi-Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Capital Management Special Investment Trust, Inc.

For a share of each class of capital stock outstanding:

Class IA:

	Six Months Ended September 30, 2009		Years Ended March 31,
			2009		2008		2007		2006	2005
	(Unaudited)
Net asset value, beginning of period	$18.84		$32.13		$50.35		$56.29		$50.36	$51.76
Investment operations:
Net investment income/(loss)	.10	B	.27	B	.03	B	(.13	)B	(.17)	(.15)
Net realized and unrealized gain/(loss)	14.19		(13.56)		(13.02)		2.87		11.87	2.44
Total from investment operations	14.29		(13.29)		(12.99)		2.74		11.70	2.29
Distributions from:
Net realized gain on investments	—		—		(5.23)		(8.68)		(5.77)	(3.69)
Total distributions	—		—		(5.23)		(8.68)		(5.77)	(3.69)
Net asset value, end of period	$33.13		$18.84		$32.13		$50.35		$56.29	$50.36
Total returnC	75.85%		(41.36)%		(28.62)%		6.58%		24.09%	4.30%
Ratios to Average Net Assets:
Total expensesD	.74	%E	.79%		.72%		.73%		.72%	.73%
Expenses net of expense reimbursements, if anyD	.73	%E	.78%		.72%		.72%		.71%	.73%
Expenses net of all reductionsD	.73	%E	.78%		.72%		.72%		.71%	.73%
Net investment income (loss)	.79	%E	.98%		.07%		(.27)%		(.35)%	(.33)%
Supplemental Data:
Portfolio turnover rate	32.4%		77.9%		51.3%		36.4%		37.9%	17.7%
Net assets, end of period (in thousands)	$176,450		$93,250		$199,864		$292,204		$328,071	$208,331

A	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits and/or expense reimbursements. In the absence of compensating balance credits and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any expense reimbursements and/or compensating balance credits. Expenses net of expense reimbursements reflects total expenses before compensating balance credits but net of any expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

Semi-Annual Report to Shareholders	29

Notes to Financial Statements

Legg Mason Capital Management Special Investment Trust, Inc.

(Unaudited)

1.  Organization and Significant Accounting Policies:

Legg Mason Capital Management Special Investment Trust, Inc. (formerly known as Legg Mason Special Investment Trust, Inc.) (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified investment company.

The Fund currently offers five classes of shares: Class A, Class C, Class R, Class FI (formerly known as Financial Intermediary Class), and Class I (formerly known as Institutional Class). The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Class A, Class C, Class R and Class FI shares. Transfer agent and shareholder servicing expenses are charged separately for each class.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through November 19, 2009, the issuance date of the financial statements.

Investment Valuation

The Fund’s securities are valued under polices approved by and under the general oversight of the Board of Directors. The Fund has adopted Financial Accounting Standards Board Codification Section 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Section 820”). ASC Section 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond

30	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Capital Management Special Investment Trust, Inc. — Continued

dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks and equity interests†	$1,218,455,557	—	—	$1,218,455,557
Corporate bonds and notes†	—	$2,866,500	—	2,866,500
Preferred stocks†	—	—	$16,999,543	16,999,543
Short-term investments†	—	7,621,870	—	7,621,870

Total	$1,218,455,557	$10,488,370	$16,999,543	$1,245,943,470

†	See Schedule of Investments for additional detailed categorizations

Semi-Annual Report to Shareholders	31

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Preferred Stocks
Balance as of March 31, 2009	$20,000,013
Accrued premiums/discounts	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)[1]	(3,000,470)
Net purchases (sales)	—
Net transfers in and/or out of Level 3	—

Balance as of September 30, 2009	$16,999,543

Net unrealized appreciation (depreciation) for investments in securities still held at September 30, 2009[1]	$(3,000,469)

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the six months ended September 30, 2009, security transactions (excluding short-term investments) were as follows:

Purchases	Proceeds From Sales
$325,454,512	$372,612,613

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

32	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Capital Management Special Investment Trust, Inc. — Continued

Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Commission Recapture

The Fund has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain/(loss) on investment transactions. During the six months ended September 30, 2009, the Fund did not receive any commission rebates.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with GAAP. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Semi-Annual Report to Shareholders	33

REIT Distributions

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

Foreign Taxes

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income.

Market Price Risk

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The value-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.  Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no

34	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Capital Management Special Investment Trust, Inc. — Continued

provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications:

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Capital Loss Carryforward:

As of March 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2017	$(151,721,525)

3.  Transactions With Affiliates:

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund’s average daily net assets. The following chart shows the annual advisory fee rates for the Fund:

Management and Advisory Fee	Net Asset Breakpoint
0.70%	on the first $1 billion of net assets
0.68%	on next $1 billion of net assets
0.65%	on next $3 billion of net assets
0.62%	on next $5 billion of net assets
0.59%	on net assets exceeding $10 billion

The Fund’s agreement with LMCM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors and certain other expenses. For the six months ended September 30, 2009, LMCM waived and/or reimbursed the Fund $32,464 for these expenses.

Semi-Annual Report to Shareholders	35

During the period, Legg Mason Fund Adviser, Inc. (“LMFA”) served as administrator to the Fund under a sub-administration agreement with LMCM. For LMFA’s services to the Fund, LMCM (not the Fund) paid LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund.

As of September 30, 2009, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) replaced LMFA. Effective upon the substitution, LMPFA assumed the rights and responsibilities of LMFA under its administrative services agreement as described in the Fund’s prospectus.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. In addition on February 1, 2009 Class C share began to charge contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares bought by investors on and after that date, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies to certain redemptions made within 12 months following purchases of $1,000,000 or more without an initial sales charge.

For the six months ended September 30, 2009, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the six months ended September 30, 2009, CDSCs paid to LMIS and its affiliates were approximately $1,000 and $4,000 on Class A and Class C shares, respectively.

LMCM, LMFA, LMPFA and LMIS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred fees remain in the fund until distributed in accordance with the Plan.

4.  Derivative Instruments and Hedging Activities:

Financial Accounting Standards Board Codification Section 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended September 30, 2009, the Fund did not invest in any derivative instruments.

36	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Capital Management Special Investment Trust, Inc. — Continued

5.  Class Specific Expenses and Reimbursements:

The Fund has adopted Rule 12b-1 distribution plans and under those plans the Fund pays service and/or distribution fees, based on the Fund's Class A, Class C, Class R and Class FI shares average daily net assets, computed daily and payable monthly as follows:

	Distribution Fee	Service Fee
Class A	N/A	0.25%
Class C	0.75%	0.25%
Class R*	0.25%	0.25%
Class FI*	0.10%	0.15%

*	The Rule 12b-1 plans for Class R and Class FI of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of 0.75% and 0.40% of each class's average daily net assets, respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plan of 0.50% and 0.25% of the average daily net assets of Class R and Class FI, respectively.

For the period ended September 30, 2009, class specific expenses were as follows:

	Distribution Fees	Transfer Agent and Shareholder Servicing Expenses	Shareholder Reports Expenses*
Class A	$41,979	$12,183	$1,201
Class C	4,129,440	197,398	26,868
Class R	33,666	15,037	848
Class FIA	12,780	13,730	218
Class IB	—	6,676	863

Total	$4,217,865	$245,024	$29,998

A	Effective October 5, 2009 Financial Intermediary Class shares were renamed Class FI shares.

B	Effective October 5, 2009 Institutional Class shares were renamed Class I shares.

*	For the period April 1, 2009 through September 11, 2009. Subsequent to September 11, 2009 these expenses were accrued as common fund expenses.

Semi-Annual Report to Shareholders	37

For the six months ended September 30, 2009, reimbursements by class were as follows:

Reimbursements
Class A	$1,073
Class C	26,402
Class R	430
Class FI	327
Class I	4,232

Total	$32,464

6.  Transactions With Affiliated Companies:

An “Affiliated Company”, as defined in 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended September 30, 2009.

	Affiliate Value at 3/31/09	Purchased		Sold		Dividend Income	Affiliate Value at 9/30/09	Realized Gain/(Loss)
		Cost	Shares	Cost	Shares
BG Medicine Inc	$10,000,003	—	—	—	—	—	$10,000,003	—
Super Dimension — Preferred	10,000,010	—	—	—	—	—	6,999,540	—
Syncora Holdings LTD	1,050,510	—	—	—	—	—	2,016,980	—
Pennymac Mortgage InvestmentA	—	18,526,860	950,000	—	—	—	18,914,500	—

	$21,050,523	$18,526,860		—		—	$37,931,023	—

A	At the beginning of the reporting period, this security did not have affiliate status because it was not held by the Fund.

7.  Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the six months ended September 30, 2009.

38	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Capital Management Special Investment Trust, Inc. — Continued

8.  Fund Share Transactions:

At September 30, 2009, there were 100,000,000 shares authorized at $.001 par value for Class A, 200,000,000 shares authorized at $.001 par value for Class C, 500,000,000 shares authorized at $.001 par value for Class R, 100,000,000 shares authorized at $.001 par value for Class FI, and 50,000,000 shares authorized at $.001 par value for Class I of the Fund. Share transactions were as follows:

	Six Months Ended September 30, 2009		Year Ended March 31, 2009
	Shares	Amount	Shares		Amount
Class A
Shares sold	121,545	$2,518,147	2,019,760	A	$30,009,013	A
Shares repurchased	(158,577)	(3,279,152)	(345,266	)A	(4,835,328	)A

Net Increase (Decrease)	(37,032)	$(761,005)	1,674,494	A	$25,173,685	A

Class CB
Shares sold	847,651	$16,971,523	4,496,682		$96,382,321
Shares repurchased	(3,696,417)	(75,369,586)	(31,715,877)		(672,400,068)

Net Decrease	(2,848,766)	$(58,398,063)	(27,219,195)		$(576,017,747)

Class R
Shares sold	95,804	$2,360,409	300,143		$9,590,772
Shares repurchased	(118,553)	(3,403,867)	(345,155)		(10,563,300)

Net Decrease	(22,749)	$(1,043,458)	(45,012)		$(972,528)

Class FIC
Shares sold	76,291	$2,059,674	135,484		$3,344,181
Shares repurchased	(64,933)	(1,771,367)	(564,683)		(15,403,149)

Net Increase (Decrease)	11,358	$288,307	(429,199)		$(12,058,968)

Class ID
Shares sold	1,031,809	$29,070,315	1,419,517		$38,558,340
Shares repurchased	(656,167)	(16,938,496)	(2,689,818)		(72,625,242)

Net Increase (Decrease)	375,642	$12,131,819	(1,270,301)		$(34,066,902)

A	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

C	Effective October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

D	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

9.  Other Shareholder Information:

At the May 2009 meeting, the Board of Directors approved changing the Fund’s fiscal year end from March 31st to October 31st. This change will result in a “stub period” annual report being produced for the seven-month period ending October 31, 2009.

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

R. Jay Gerken, Vice President

Kaprel Ozsolak, Chief Financial Officer and Treasurer

Robert Frenkel, Secretary and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services, Inc.

Quincy, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K & L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Special Investment Trust, Inc.

LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST, INC.

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Special Investment Trust, Inc. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-285/S (11/09)/SR09-950

NOT PART OF THE SEMI-ANNUAL REPORT

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable for semi-annual reports.

Item 4.	Principal Accounting Fees and Services

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a) (1)	Not applicable. Exhibit 99.CODE ETH

(a) (2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Capital Management Special Investment Trust, Inc.

By:	/s/ DAVID R. ODENATH
David R. Odenath
President, Legg Mason Capital Management Special Investment Trust, Inc.

Date: November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ DAVID R. ODENATH
David R. Odenath
President, Legg Mason Capital Management Special Investment Trust, Inc.

Date: November 25, 2009

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer and Treasurer, Legg Mason Capital Management Special Investment Trust, Inc.

Date: November 25, 2009